Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Blackbird Petroleum Corporation (the “Company”) for the period ended January 31, 2010, each of the undersigned Normand Terroux, the Chief Executive 01ficer, the Chief Accounting Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of each of the undersigned’s knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 22, 2010	//s// Normand Terroux

By: Normand Terroux, president,
Chief Executive Officer